Exhibit 10.2

FIRST AMENDMENT TO SECURITY AGREEMENT

This FIRST AMENDMENT (the “Amendment”) to SECURITY AGREEMENT, dated December 31, 2014, made by Onstream Media Corporation, a Florida corporation (the “Company”), each of the Subsidiaries of the Company set forth on Schedule I of the Security Agreement (each a Subsidiary and together with the Company, the “Grantor”) to Sigma Opportunity Fund II, LLC, a Delaware limited liability company, as the initial holder of the Prior Sigma Notes (the “Holder”).  All capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the New Note Purchase Agreement (as defined below).

WITNESSETH:

WHEREAS, pursuant to a Note Purchase Agreement, dated March 18, 2013, Borrower issued a Senior Secured Note, dated March 18, 2013 (the “March 2013 Note”), in favor of Purchaser in the original aggregate principal amount of up to $800,000, which March 2013 Note was amended by the First Amendment and Allonge to Secured Promissory Note, dated June 14, 2013, the Second Amendment and Allonge to Secured Promissory Note, dated February 28, 2014 and the Third Amendment and Allonge to Secured Promissory Note, dated September 15, 2014 (as amended, “Note 1”), which, among other things, increased the principal amount of Note 1 to $945,000;

WHEREAS, pursuant to a Note Purchase Agreement, dated February 28, 2014, Borrower issued a Senior Subordinated Secured Promissory Note, dated February 28, 2014, as amended by the First Amendment and Allonge to Secured Promissory Note, dated September 15, 2014 (collectively with Note 1, the “Prior Sigma Notes”), in favor of Purchaser in the original aggregate principal amount of $500,000;

WHEREAS, pursuant to the Security Agreement, the Grantor granted a security interest in certain assets of the Grantor to secure repayment of the Prior Sigma Notes;

WHEREAS, pursuant to a Note Purchase Agreement, dated December 31, 2014 (“New Note Purchase Agreement”), the Company is issuing an Amended and Restated Senior Secured Convertible Note (the “New Note”) to supersede and replace the Prior Sigma Notes;

WHEREAS, in connection with the issuance of the New Note, the Grantor has agreed to enter into this Amendment to the Security Agreement to confirm that the New Note is entitled to the benefits of the Security Agreement (as such term is defined in the New Note Purchase Agreement).

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Holder hereby agree as follows:

1.

Definitions.  The following Definitions contained in the Security Agreement are supplemented as follows:

“Note” includes the Amended and Restated Senior Secured Convertible Note, dated December 31, 2014, issued by the Grantor to Holder pursuant to the Note Purchase Agreement.”

“Note Purchase Agreement” includes the Note Purchase Agreement, dated as of December 31, 2014, by and between the Grantor and the Holder pursuant to which, among other things, the Grantor issued the Note.”

2.

Joinder. The parties hereto agree that Sigma Advisors is hereby made a party to the Security Agreement, as a Holder, and entitled to the benefits of the Security Agreement.

3.

Miscellaneous.  Except as specifically amended hereby, the Security Agreement shall remain in full force and effect as issued.  All references to the Security Agreement in any of the Transaction Documents shall be deemed to refer to the Security Agreement as amended by this Amendment and as the same may be further amended, supplemented or modified in accordance with its terms by the parties from time to time. This Amendment shall be governed by and construed in accordance with the laws of the State of New York. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Grantor and the Holder have caused this Amendment to be duly executed and delivered by their respective officers or other representatives thereunto duly authorized as of the date first above written.

ONSTREAM MEDIA CORPORATION

By: /s/ Randy S. Selman

      Name: Randy Selman

      Title: President

INFINITE CONFERENCING, INC.

 By: /s/ Randy S. Selman

      Name: Randy Selman

      Title: President

ENTERTAINMENT DIGITAL NETWORK, INC.

By: /s/ Randy S. Selman

      Name: Randy Selman

      Title: President

AV ACQUISITION, INC.

By: /s/ Randy S. Selman

      Name: Randy Selman

      Title: President

ONSTREAM CONFERENCING CORPORATION

By: /s/ Randy S. Selman

      Name: Randy Selman

      Title: President

MEDIA ON DEMAND

By: /s/ Randy S. Selman

      Name: Randy Selman

      Title: President

[Security Agreement Amendment – Signature Page]

HOTEL VIEW CORPORATION

By: /s/ Randy S. Selman

      Name: Randy Selman

      Title: President

OSM ACQUISITION INC.

By: /s/ Randy S. Selman

      Name: Randy Selman

      Title: President

AUCTION VIDEO JAPAN, INC.

By: /s/ Randy S. Selman

      Name: Randy Selman

      Title: President

SIGMA OPPORTUNITY FUND II, LLC

By: Sigma Capital Advisors, managing member

By: /s/ Thom Waye

Name: Thom Waye

Title:   Manager

[Security Agreement Amendment – Signature Page]

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